UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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FREMONT MICHIGAN INSURACORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

FREMONT MICHIGAN ISURACORP, INC.

FREMONT, MICHIGAN 49412

To Be Held May 12, 2005

Mailed to Security Holders April 7, 2005

Fremont Michigan InsuraCorp, Inc.

933 East Main Street

Fremont, Michigan 49412-9753

April 7, 2005

Dear Fellow Shareholder:

The Annual Meeting of Shareholders of Fremont Michigan InsuraCorp, Inc. will be held Thursday, May 12, 2005, at 10:00 a.m., local time at the Fremont City Library, 104 East Main Street, Fremont, Michigan 49412.

The matters to be acted upon at the meeting are:

(a)	The election of three Class II directors;

(b)	To ratify the adoption of the Company’s Stock-Based Compensation Plan; and

(c)	Such other matters as may properly come before the Fremont Michigan InsuraCorp, Inc. annual meeting or any adjournment thereof.

The proxy statement and the enclosed form of proxy are being furnished to shareholders on or about April 7, 2005. Please review the enclosed material and sign, date and return the proxy card. Regardless of whether you plan to attend the annual meeting in person, please vote now so that the matters coming before the meeting may be acted upon.

I look forward to seeing you at the annual meeting.

Respectfully yours,

Richard E. Dunning

President and Chief Executive Officer

IMPORTANT — PLEASE VOTE PROMPTLY

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE

MEETING, SHAREHOLDERS ARE URGED TO VOTE, SIGN, DATE AND

RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED.

Fremont Michigan InsuraCorp, Inc.

933 East Main Street

Fremont, Michigan 49412

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 12, 2005

To The Shareholders:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the Annual Meeting of Shareholders of Fremont Michigan InsuraCorp, Inc. will be held at the Fremont City Library at 104 East Main Street, Fremont, Michigan 49412, on May 12, 2005, at 10:00 a.m., local time, for the purpose of considering and voting on the following matters:

1.	Election of three Class II directors for a term of three years from the date of election and until their successors shall have been elected and qualified (Matter No. 1);

2.	To ratify the adoption of the Fremont Michigan InsuraCorp, Inc. Stock-Based Compensation Plan (Matter No. 2); and

3.	Such other matters as may properly come before the Fremont Michigan InsuraCorp, Inc. annual meeting or any adjournment thereof.

Only those shareholders of record at the close of business on March 28, 2005, shall be entitled to notice of and to vote at the meeting. A proxy statement, a proxy card and a self-addressed postage prepaid envelope are enclosed. Please complete, sign and date the proxy card and return it promptly in the envelope provided. If you attend the meeting, you may revoke your proxy and vote in person.

This notice, the accompanying proxy statement and form of proxy are sent to you by order of the Board of Directors.

Respectfully yours,

Donald E. Bradford

Corporate Secretary

Fremont, Michigan

April 7, 2005

Fremont Michigan InsuraCorp, Inc.

933 East Main Street

Fremont, Michigan 49412

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

GENERAL

Introduction

This proxy statement and enclosed proxy card are being mailed to the shareholders of Fremont Michigan InsuraCorp, Inc. (“Fremont” or the “Company”) on or about April 7, 2005, in connection with the solicitation of proxies by the Board of Directors of Fremont. The proxies will be voted at the Annual Meeting of Shareholders of Fremont to be held on Thursday, May 12, 2005, at 10:00 a.m., local time, at the Fremont City Library at 104 East Main Street, Fremont, Michigan 49412 (the “Annual Meeting”). Fremont’s Annual Report on Form 10-K for the year ended December 31, 2004, accompanies this proxy statement.

Conversion

On October 12, 2004, Fremont Insurance Company (“Fremont Insurance”), formerly Fremont Mutual Insurance Company, converted from a mutual to a stock form of insurance company and subsequently, on October 15, 2004, all of its outstanding capital stock was transferred to Fremont Michigan InsuraCorp, Inc. thereby becoming a wholly owned subsidiary of Fremont Michigan InsuraCorp, Inc.

Solicitation of Proxies

The cost of the solicitation of proxies will be borne by Fremont. In addition to the use of the mails, some directors and officers of Fremont may solicit proxies, without additional compensation, in person, by telephone, email, telegram, or otherwise. Arrangements may be made by Fremont with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and Fremont may reimburse them for reasonable expenses they incur in so doing.

Record Date and Voting Securities

As of the close of business on March 28, 2005 (the “Record Date”), there were outstanding 862,128 shares of Class A Common stock, no par value (the “Fremont Common Stock”), the only class of capital stock of Fremont outstanding. Each share is entitled to one vote for each matter presented for a vote. Holders of record of Fremont Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

If the enclosed proxy card is appropriately marked, signed and returned in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted “FOR” the election of the nominees for Fremont’s Board of Directors and “FOR” the ratification of the Stock-Based Compensation Plan.

Right of Revocation

Proxies may be revoked at any time before they have been exercised by filing with the Corporate Secretary of Fremont an instrument of revocation or a duly executed proxy bearing a later date. Any shareholder attending the Annual Meeting also may revoke a previously granted proxy by voting in person at the Annual Meeting.

Quorum

Under Fremont’s Bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There are no persons or entities known to Fremont or its management who own of record or beneficially, as of the Record Date, more than 5% of the outstanding shares of Fremont Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information concerning the number of shares of Fremont Common Stock beneficially owned, as of March 28, 2005, by each present director, nominee for director, and each executive officer named in the compensation table set forth elsewhere herein.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Donald E. Bradford(3)	6,314	*
Michael A. DeKuiper	5,131	*
Marvin R. Deur	11,657	1.4
Richard E. Dunning	25,205	2.9
William L. Johnson	5,261	*
William A. Hall, Sr.	10,103	1.2
Jack G. Hendon	3,081	*
Eugene A Sawyer	7,893	*
Kenneth J. Schuiteman	7,761	*
Jack A. Siebers	3,500	*
Donald VanSingel	2,553	*
Harold L. Wiberg	5,262	*
Officers, Directors and Nominees for Director as a Group (12 persons)	93,721	10.9

*	Less than 1%
(1)	Each of the identified beneficial owners, including the officers, directors and nominees for director, has sole investment and voting power as to all the shares beneficially owned with the exception of those shares held indirectly by certain officers, directors and nominees for director as noted in the footnotes below.
(2)	Includes shares held by the Company’s 401(k) Plan Trust and allocated to their Plan accounts.
(3)	Of the 6,314 shares, 5,261 shares are held by the Darling Family Trust. Mr. Bradford is a trustee of the trust and has shared voting and investment powers over the trust shares, but disclaims beneficial ownership of the shares held by the trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

All reports required by Section 16(a) were filed on time.

MATTER NO. 1

ELECTION OF FREMONT DIRECTORS

General

Under Fremont’s Articles of Incorporation, the total number of directors may be determined by a vote of a majority of the board of directors then in office. The number of directors for 2005 has been set by the Board at nine. The Board has determined that each of Messrs. Bradford, Hendon, Johnson, Schuiteman and VanSingel are independent directors as such term is defined by the director independence standards of The Nasdaq National Market (“Nasdaq”).

Fremont’s Board of Directors is divided into three classes with directors serving for three-year terms. One-third of the directors will be elected at each annual meeting of shareholders.

Nominees and Continuing Directors

The Board of Directors fixed the number of directors in Class II at three and has nominated Jack G. Hendon, Donald VanSingel and Harold L. Wiberg for election as Class II directors for three-year terms to expire at the 2008 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Directors Hendon, VanSingel and Wiberg served as directors of Fremont and Fremont Insurance prior to its conversion. The remaining directors also served prior to the conversion, and will continue to serve in accordance with the terms of the Class III directors which expire in 2006 and the Class I directors which expire in 2007.

The Articles of Incorporation of Fremont permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. All nominations for director to be made at the Annual Meeting by shareholders entitled to vote for the election of directors must be preceded by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of Fremont not less than 120 days prior to the Annual Meeting, such notice must contain the following information: (a) the name, age, business address, and residence address of each nominee; (b) the principal occupation or employment of each nominee; (c) the number of shares of capital stock of Fremont which are beneficially owned by the nominee; (d) a statement that the nominee is willing to be nominated; and (e) and such other information concerning each such nominee as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominees. No notice of nomination for election as a director has been received from any shareholder as of the date of this proxy statement. If a nomination is attempted at the Annual Meeting that does not comply with the procedures required by the Articles of Incorporation or if any votes are cast at the Annual Meeting for any candidate not duly nominated, then such nomination or such votes may be disregarded.

Pursuant to Fremont’s bylaws directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. The three persons receiving the highest number of votes cast for Class II directors at the Annual Meeting will be elected as Class II directors. Abstentions and broker non-votes will not constitute or be counted as “votes” cast for purposes of the Annual Meeting, but will be counted for purposes of determining the presence of a quorum.

It is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of Fremont and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Fremont Board of Directors in the event any nominee or nominees become unavailable for election. The Fremont Board of Directors has no reason to believe that any of the nominees will not serve if elected.

The following tables set forth as to each of the nominees for election as a Class II director and as to each of the continuing Class I and Class III directors, their position with Fremont, principal occupation, business experience and age. There are no family relationships between any of the listed persons, except that Mr. DeKuiper’s daughter is married to Kevin G. Kaastra, Fremont’s Controller.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

Nominees for Election As Class II Directors — Term Expiring in 2008

Name Position with Fremont; Principal Occupation	Age	Director Since	Directorship in other Reporting Companies
Jack G. Hendon Director; Director of Fremont Insurance since 2003; employed as a certified public accountant for over 20 years and is employed by H&S Companies, a holding company for Hendon & Slate, P.C., a certified public accounting firm, H&S Computers and H&S Financial in Fremont, Michigan;	49	2003	None

Donald VanSingel Chairman of the Board; Chairman of Fremont Insurance since 1997 and Director since 1978; served for 20 years as a Representative in the Michigan House of Representatives, is employed since 1993 as a lobbyist with Government Consultant Services in Lansing, Michigan;	61	2003	None

Harold I. Wiberg Director; Director of Fremont Insurance since 1999; is employed as President of Bonek Agency, Inc., an independent insurance agency in Suttons Bay, Michigan and has been employed there since 1974;	53	2003	None

Continuing Election Class I Directors — Term Expires in 2007

Name Position with Fremont; Principal Occupation	Age	Director Since	Directorship in other Reporting Companies
Michael A. DeKuiper Director; Director of Fremont Insurance since 1997; is employed as President of The White Agency, Inc. an independent insurance agency in Fremont, Grant and Twin Lake, Michigan and has been employed there since 1971.	56	2003	None

Kenneth J. Schuiteman Director; Director of Fremont Insurance since 1985; was the owner of two automobile dealerships in Fremont, Michigan until he retired in 2002;	68	2003	None

Jack A. Siebers Director; Director of Fremont Insurance since 1999; has practiced business law for over 35 years and is employed as a principal in the law firm of Siebers Mohney PLC in Grand Rapids, Michigan;	63	2003	None

Continuing Class III Directors — Term Expires in 2006

Name Position with Fremont; Principal Occupation	Age	Director Since	Directorship in other Reporting Companies
Donald E. Bradford Director and Secretary; Director of Fremont Insurance since 1982; retired in 1997 after approximately 40 years as owner and operator of the Bradford Agency, an independent insurance agency in Sparta, Michigan;	68	2003	None

Richard E. Dunning Director, President and Chief Executive Officer; President and Chief Executive Officer of Fremont Insurance since 1997;	58	2003	None

William L. Johnson Director and Vice-Chairman of the Board; Director of Fremont Insurance since 2003; formerly the Chairman, President and Chief Executive Officer of Semco Energy, Inc. from 1996 to 2002; is currently employed as President and CEO of Berean Group, LLC, a business consulting firm;	62	2003	None

Executive Officers Who Are Not Directors

Name Position with Fremont	Age	Principal Occupation During Past Five Years
Marvin R. Deur Vice President and Treasurer; Vice President and Treasurer of Fremont Insurance;	53	Vice President of Fremont Insurance since 1997 and Treasurer since 1995. Mr. Deur began his career with Fremont Insurance as an accountant in 1982;

William A. Hall, Sr. First Vice President and Chief Operating Officer; Director, First Vice President and Chief Operating Officer of Fremont Insurance;	59	First Vice President of Fremont Insurance since 1986, Director of Fremont Insurance since 1988 and Chief Operating Officer since 1990; Began his career with Fremont insurance in 1972 as a marketing representative;

Eugene A. Sawyer Vice President; Senior Vice President of Claims of Fremont Insurance;	64	Senior Vice President of Claims of Fremont Insurance since 1998; Director of Fremont Insurance since 1999; Mr. Sawyer began his career with Fremont Insurance in 1995 as an adjuster;

Board and Committees

The Board of Directors has various standing committees including an Audit Committee, Compensation Committee, and Governance Committee. The role of the Governance Committee includes serving as the nominating committee. Directors are expected to attend meetings of the Board, meetings of the committees on which they serve and the Fremont Annual Meeting. During 2004, the Board of Directors held 2 meetings, the Audit Committee held 3 meetings, the Compensation Committee held 3 meetings, and the Governance Committee held 3 meetings. Each director attended at least 75% of the combined total of meetings of the Board of Directors and of each committee of which he was a member. There were 2 executive sessions of the Board of Directors excluding management.

The Audit Committee is comprised of Directors Hendon (Chairman), Bradford, and Johnson, each of whom is independent in the judgment of the Board of Directors. The Committee is responsible for the appointment, compensation, oversight and termination of Fremont’s independent auditors. The Committee is required to pre-approve audit and non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of Fremont’s financial statements and Fremont’s compliance with applicable legal and regulatory requirements. The Committee also is responsible for, among other things, reporting to Fremont’s Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in Fremont’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the Audit Committee regularly evaluates the independent auditors’ independence from Fremont and Fremont’s management, including approving legally permitted, non-audit services provided by Fremont’s auditors and the potential impact of the services on the auditors’ independence. The Committee meets periodically with Fremont’s independent auditors outside of the presence of Fremont’s management, and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The Committee reviews and discusses with management earnings releases, including the use of pro forma information and financial information provided to analysts and rating agencies. The Committee discusses with management and the independent auditors the effect of accounting initiatives. The Committee also is responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters.

The Governance Committee is comprised of Directors Johnson (Chairman), Bradford and VanSingel, each of whom is independent in the judgment of the Board of Directors. The Governance Committee is responsible for nominating individuals to stand for election as directors at the Annual Meeting of Shareholders, assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, recommending to the Board qualified individuals to fill such vacancy, recommending to the Board, on an annual basis, nominees for each Board Committee and to make independent recommendations to the Board of Directors as to the best practices for Board governance and evaluation of Board performance. The Committee has the responsibility to develop and recommend criteria for the selection of director nominees to the Board. The Committee has the power to apply standards for independence imposed by Fremont and all applicable federal laws in connection with such identification process. The Governance Committee will consider nominees recommended by shareholders and, in considering such candidates, the Committee will apply the same criteria it applies in connection with Committee-recommended candidates. Shareholders may nominate persons for election as directors in accordance with the procedures set forth in Article VII of Fremont’s Articles of Incorporation. Notification of such nomination, containing the required information, must be mailed or delivered to the secretary of Fremont not less than 120 days prior to the annual meeting.

The Compensation Committee is comprised of Directors Bradford (Chairman), Johnson, Schuiteman and VanSingel, each of whom is independent in the judgment of the Board of Directors. All of our employees are employed directly by Fremont Insurance that provides management services to Fremont. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation and benefits of employees, and granting stock options and restricted stock awards to employees, management and directors under Fremont’s Stock-Based Compensation Plan.

Compensation of Directors

Executive officers of Fremont who are directors or members of committees of the Fremont Board of Directors or its subsidiaries receive no compensation for their service, but may be reimbursed for actual expenses incurred in connection with their duties. Non-employee directors of Fremont receive an annual retainer of $1,200 as a director, plus an additional annual retainer of $600 for each committee on which they serve and a meeting fee of $300 for each board or committee meeting attended. Directors may elect to defer payment of such fees pursuant to the terms of Fremont’s 401(k) Plan. On October 15, 2004, each of the non-employee directors received a non-qualified stock option grant of 1000 shares of Fremont Common Stock under the Fremont’s Stock-Based Compensation Plan. The grants were made on the same terms as grants to employees. See Matter No. 2 below. The directors also receive the benefit of a group accidental death plan proving $100,000 of coverage.

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

Mr. Michael A. DeKuiper, a director, is the President and principal of The White Agency, Inc. This agency is currently appointed as an agent with and writes insurance for Fremont Insurance. The White Agency is one of Fremont Insurance’s largest producers. The terms and conditions of the agency agreement between The White Agency and Fremont Insurance are similar in all material respects to agency agreements with the other agents of Fremont Insurance. Fremont Insurance pays The White Agency commissions on business produced. The agency is also able to earn contingent commissions based on the profit margins of the business produced. Total regular and contingent commissions earned by The White Agency were $305,000, $283,000 and $277,000 in 2004, 2003 and 2002, respectively. The commission rates, including contingent commission opportunity, are the same as other agents of Fremont Insurance. The White Agency is an independent agent and also writes with regional and national insurers that may be competitors of Fremont Insurance.

Mr. Harold L. Wiberg, a director, is the President and an owner of the Bonek Agency, Inc. This agency is appointed as an agent of Fremont Insurance and writes insurance for Fremont Insurance. The terms and conditions of the agency agreement between the Bonek Agency and Fremont Insurance are similar in all material respects to agency agreements with the other agents of Fremont Insurance. Fremont Insurance pays the Bonek Agency commissions on business produced. The agency is also able to earn contingent commissions based on the profit margins of the business produced. Total regular and contingent commissions earned by the Bonek Agency were $104,000, $101,000 and $124,000 in 2004, 2003 and 2002. The commission rates, including contingent commission opportunity, are the same as other agents of Fremont Insurance. Bonek Agency is an independent agent and also writes with regional and national insurers that may be competitors of Fremont Insurance.

Mr. Jack A. Siebers, a director, is a principal in the law firm of Siebers Mohney PLC. Fremont Insurance has retained this law firm for certain legal matters in the past and plans to continue to do so in the future. Legal fees paid by Fremont Insurance to Mr. Siebers’ law firm were approximately $261,000, $121,000 and $60,000 in 2004, 2003 and 2002, respectively.

EXECUTIVE COMPENSATION

Compensation Paid to Executive Officers

The following table sets forth information regarding the compensation of Fremont’s President and Chief Executive Officer, and each other executive officer whose total salary and bonus for the year ended December 31, 2004, exceeded $100,000. This compensation information is for each of the fiscal years ended December 31, 2004, 2003 and 2002. All compensation paid to these executive officers was paid by Fremont Insurance. No other executive officer of Fremont or any affiliates received compensation in excess of $100,000 for the fiscal year ended December 31, 2004.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Other Annual Compensation(2) ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($)(3)
Richard E. Dunning President and Chief Executive Officer	2004 2003 2002	138,000 132,500 125,138	20,000 14,575 -0-	— — —	— — —	8,000 — —	4,859 3,954 3,754

William A. Hall, Sr. First Vice President and Chief Operating Officer	2004 2003 2002	93,150 90,000 85,677	1,000 9,900 -0-	— — —	— — —	2,500 — —	2,907 2,700 2,570

(1)	Includes amounts deferred under Fremont Insurance’s 401(k) Plan. All employees who work at least 1000 hours per year may, after their first six months of service, participate in the 401(k) Plan and elect to defer a percentage of their eligible earnings as employee voluntary contributions to the Plan.
(2)	Fremont Insurance provided other benefits to the executive officers in connection with their employment. The value of these personal benefits, which is not directly related to job performance, is not included in the table above because the value of the benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to any executive officer.
(3)	Represents amounts contributed by Fremont Insurance as matching and discretionary contributions under the 401(k) Plan. Fremont Insurance will make a matching contribution equal to 50% of the employee’s voluntary contributions to the Plan. In 2004, matching contributions were capped at 3% of the employee’s eligible compensation. Discretionary contributions are set from year to year by the Compensation Committee and are awarded as a fixed percentage of salary to all participants.

The following table sets forth information concerning 2004 grants of stock options made by Fremont under the Stock-Based Compensation Plan (see Matter 2 discussed in this proxy statement), during the fiscal year ended December 31, 2004 to the following Executive Officers, all current directors who are not Executive Officers and all employees, including all current officers who are not Executive Officers :

Option Grants for Year Ended December 31, 2004

	Number of Securities Underlying Options Granted (#)(A)	Percent of Total Options Granted to Employees in Year Ended 12/31/04			Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
Name			Exercise Price ($/sh)	Expiration Date	5% ($)(B)	10% ($)(B)
Richard E. Dunning	8,000	20.25%	10.00	10-15-2014	50,311	127,500
William A. Hall, Sr.	2,500	6.33%	10.00	10-15-2014	15,722	39,844
All current directors who are not Executive Officers as a group (8 persons)	8,000	20.25%	10.00	10-15-2014	50,311	127,500
All employees, including current officers who are not Executive Officers (8 persons)	21,000	53.16%	10.00	10-15-2014	132,068	334,686

(A)	Options become exercisable in 20% increments each year beginning October 15, 2005.
(B)	In calculating the potential realizable values, Fremont used the initial public offering price for the grant for the fair market value of Fremont Common Stock per share. The dollar amounts under these columns assume a compounded annual market price increase of the underlying shares of the Common Stock from the date of grant to the end of the option term of 5% and 10%. This format is prescribed by the Securities and Exchange Commission and is not intended to forecast future appreciation of shares of the Common Stock. The actual value, if any, an executive may realize will depend on the excess of the price for shares of the Common Stock on the date the option is exercised over the exercise price. Accordingly, there is no assurance that the value realized by an executive will be at or near the value estimated above.
(C))	Fair market value of Fremont’s Common Stock, based on the closing price on December 31, 2004, was $12.00 per share.

Options Value Table

The following table sets forth information concerning exercises and fiscal year end values of Company stock options during the fiscal year ended December 31, 2004 by the following Executive Officers:

Aggregated Option Exercises and Fiscal Year End Option Values

for Year Ended December 31, 2004

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at December 31, 2004 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2004 Exercisable/Unexercisable($)(1)
R Richard E. Dunning	—	—	0 /8,000	0 /96,000
William A. Hall, Sr.	—	—	0 /2,500	0 /30,000

(1)	Fair market value is $12.00 per share, the last sales price of the Company’s Common Stock on December 31, 2004.

Employment Agreements

On March 16, 2004, the Compensation Committee of Fremont approved employment agreements with Mr. Dunning, Mr. Deur, Mr. Hall and Mr. Sawyer. The agreement for Mr. Dunning provides for a period of employment continuing until the third anniversary of any change in control of Fremont. The term “change in control” as used in the employment agreements is defined as a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), or any successor to such regulation, whether or not Fremont is registered under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Fremont representing 25% or more of the combined voting power of Fremont’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Fremont cease for any reason to constitute at least a majority of that Board unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

The employment agreements for the other three officers provide for a three year employment term, but at least 90 days prior to the annual anniversary date of each agreement, our board of directors may determine whether or not to extend the term of each agreement for an additional one year. Any party to an agreement may elect not to extend that agreement for an additional year by providing written notice at least 90 days prior to any annual anniversary date.

If Mr. Dunning were terminated by Fremont other than for cause, disability, retirement or death, or voluntarily terminates employment for “good reason” due to breach of his employment agreement, then he would be entitled to (i) a cash severance amount equal to 2.99 times his average annual compensation over his most recent three taxable years, payable in equal monthly installments over 36 months (or, at the option of Fremont, in a lump sum payment discounted using the applicable federal rate), and (ii) a continuation of benefits similar to those he is receiving at the time of such termination for the same term. If Mr. Dunning is terminated after a change in control and the amount of the change in control payments constitutes an excess payment under Section 280G of the Internal Revenue Code, Mr. Dunning will also receive an additional cash payment (“Gross-Up”) so that after payment of all applicable excise taxes including those assessed on the change in control payment and the federal, state and local income taxes on the Gross-Up payment, he is placed in the same after-tax position he would have been in if such payments of compensation and benefits had not constituted an excess parachute payment.

If an officer, other than Mr. Dunning, is terminated by Fremont other than for cause, disability, retirement or death, or if the officer voluntarily terminates employment for “good reason” due to breach of his employment agreement after a change in control, then he would be entitled to (i) a cash severance amount equal to 2 times his average annual compensation over his most recent two taxable years, payable in equal monthly installments over 24 months (or at the option of Fremont in a discounted lump sum), and (ii) a continuation of benefits similar to those he is receiving at the time of such termination for the same term.

Although these employment agreements could increase the cost of any acquisition of control of Fremont, we do not believe that their terms would have a significant anti-takeover effect.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report by the Compensation Committee of the Board of Directors of Fremont. The objectives of the report are to provide shareholders with a clear explanation of the overall executive compensation philosophy, strategies, and specific executive compensation plans, and to meet all proxy disclosure rules relating to executive compensation established by regulatory bodies.

Compensation Committee

The Compensation Committee is comprised of four (4) non-employee, independent directors appointed from the Board of Directors of Fremont. The Compensation Committee held 3 meetings in 2004. The Compensation Committee is of the opinion that the Company’s objective is to provide incentives to encourage all the Company’s executive officers and employees to perform at the highest level.

During 2004, the Compensation Committee administered executive compensation with the following factors under consideration:

•	Support the acquisition and retention of competent executives,

•	Deliver the total executive compensation package in a cost-effective manner,

•	Reinforce key business objectives,

•	Provide competitive compensation opportunities for competitive results,

•	Emphasize the enhancement of shareholder value, and

•	Comply with applicable regulations.

In establishing appropriate compensation levels, the Compensation Committee analyzes comparative compensation data from three sources specific to the insurance industry. Additionally, the Compensation Committee studies the overall impact of payroll and fringe benefits on the Company by reviewing the Company’s historic payroll-to-premium ratios and the total cost of payroll and fringe benefits for the Company in the current year. Each Executive’s compensation records for the past three years are reviewed and management’s performance reviews and recommendations are considered in the decision on each executive’s level of compensation. The components of executive compensation are designed to encourage decisions and actions that have a positive impact on the overall performance of Fremont. For that reason, these components are focused on executive officers who have the greatest opportunity to influence the achievement of strategic corporate objectives. The major components of the executive pay are summarized below:

•	A market-competitive executive base salary,

•	Base benefits that are generally available to all employees, and

•	Cash bonus based on the profitability of the Company.

The Chief Executive Officer (“CEO”) is evaluated by the Compensation Committee each year. The CEO is evaluated on the overall performance of the Company. The Compensation Committee evaluates the CEO on a broad range of factors relative to the Company’s financial strength and performance. This includes comparing the Company’s performance to other companies engaged in insurance and financial services. In the past year, an additional factor in the CEO’s evaluation was the successful completion of the conversion of Fremont Insurance from a mutual to a stock insurer. All of these factors are given relatively equal weight by the Compensation Committee in evaluating the CEO’s compensation.

The Compensation Committee first seeks to set the CEO’s compensation in light of the standards mentioned above as well as the performance of the Company in relation to expectations of the Board. The compensation of other executives is set by reference to the compensation of the CEO and competitive pay practices in the industry. The Compensation Committee evaluates the performance of the management team annually in relation to opportunities presented to them, challenges addressed by them and the results achieved. This process is partially subjective and is not intended to, and cannot be expected to, result in changes in executive compensation which are in direct proportion to increases or decreases in the Company’s net income, return on equity or any other single quantitative measure or a predetermined combination of quantitative measures during the year.

The Omnibus Budget Reconciliation Act of 1993 (OBRA) Section 162(m) prohibits a publicly owned company from taking a compensation tax deduction for annual compensation in excess of $1,000,000 for any of the Fremont’s executive officers. However, to the extent that it is performance-based and certain guidelines are met, compensation in excess of $1,000,000 is exempt from this limitation. The Compensation Committee does not believe that the deduction limit imposed by OBRA will affect compensation deductibility given the compensation opportunities of Fremont’s executive officers under the existing executive compensation programs. The Compensation Committee notes that none of the Named Officers received annual compensation in excess of $1,000,000. The Compensation Committee will continue to evaluate the potential impact of Section 162(m) and take such actions as it deems appropriate.

/s/ Donald E. Bradford

/s/ William L. Johnson

/s/ Kenneth J. Schuiteman

/s/ Donald VanSingel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of our Board of Directors are currently Messrs. Bradford, Johnson, Schuiteman and VanSingel. None of Fremont’s executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on Fremont’s Board of Directors or Compensation Committee.

MATTER NO. 2

RATIFICATION OF FREMONT MICHIGAN INSURACORP, INC.

STOCK-BASED COMPENSATION PLAN

Description of the Stock-Based Compensation Plan

Shareholders are being asked to ratify and approve the Fremont Michigan InsuraCorp, Inc. Stock-Based Compensation Plan (the “Plan”), which provides stock compensation to Fremont key employees and non-employee directors, approximately 18 persons. The Plan was adopted by the Board of Directors on November 18, 2003 in anticipation of and to become effective upon the completion of the conversion and initial public offering of Fremont Stock. The Effective Date of the Plan is October 15, 2004. The following summary of major features of the Plan is subject to the specific provisions in the full text of the Plan set forth as Exhibit “A” to this proxy statement.

Pursuant to the Plan, 5% of the outstanding shares of Fremont Common Stock, 43,105 shares, have been reserved for future issuance by Fremont, in the form of newly-issued shares in satisfaction of awards under the Plan. If awards should expire, become unexercisable or be forfeited for any reason without having been exercised or without becoming vested in full, the shares of common stock subject to those awards would be available for the grant of additional awards.

Effective October 15, 2004, the Compensation Committee approved the granting of nonqualified stock options for the purchase of 39,500 shares to the directors, executive officers and key employees, approximately 18 persons. The stock purchase price for those options is $10.00, the offering price of the stock in the initial public offering on October 15, 2004. Fremont will not receive any payment for granting the options. The options shall vest 20% per year. The options may fully vest upon the change in control of Fremont. The grants will be exercisable for up to 10 years from the date of grant. The Plan will be administered by Compensation Committee. The market value of Fremont’s common Stock was 12.00 per share on December 31, 2004. See the table entitled “Option Grants for Year Ended December 31, 2004” above for the amounts that will be allocated under this Plan.

Purpose of the Plan

Fremont management believes Fremont requires a performance-oriented culture, and Fremont will create greater shareholder value if stock ownership levels are provided. The Plan permits Fremont, under the supervision of the Compensation Committee, to make stock option and restricted stock awards to employees and non-employee directors. The purpose of these stock awards is to attract and retain superior people, further align employees and non-employee directors with shareholder interests, closely link employee and non-employee compensation with Fremont’s performance, and maintain high levels of employee and non-employee director stock ownership. The Plan also will become an essential component of the total compensation package offered to key employees and will reflect the importance placed on motivating and rewarding superior results with long-term incentives. Therefore, the ratification and approval of the Plan is vital to Fremont’s ability to achieve its future goals.

Eligibility

Only employees of Fremont and its subsidiaries and affiliates and non-employee directors of Fremont are eligible to receive awards under the Plan. The Compensation Committee will determine which employees and directors will be eligible to receive awards under the Plan.

Awards

Subject to certain limits set forth in the Plan, the Compensation Committee has the discretionary authority to determine the size of an award and any vesting or performance-based requirements. Awards under the Plan may be in the form of nonqualified stock options, restricted stock or other stock-based form, in the discretion of the Compensation Committee. The Compensation Committee, at the time of award, shall provide for a date or dates on which an award will become vested, including a date that may be tied to the satisfaction of one or more performance goals.

Adjustments

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of Fremont Common Stock, or similar event affecting Fremont Common Stock, the number and kind of shares granted under the Plan, the number and kind of shares subject to outstanding stock options and restricted stock awards, and the exercise price of outstanding stock options will be adjusted as the Compensation Committee deems appropriate.

Exercise of Stock Options

The exercise price of stock options granted under the Plan may not be less than the fair market value of Fremont Common Stock on the date of grant and the option term may not be longer than 10 years and one month. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. Payment of the exercise price of a stock option may be in cash by the participant. Fremont will require, prior to issuing Fremont Common Stock under the Plan, that the participant who is an employee remit an amount in cash or Fremont Common Stock sufficient to satisfy any tax withholding requirements.

Vesting of Restricted Stock

Awards of restricted stock lose their restrictions (i.e. the restrictions lapse) at the conclusion of a specified period of continuous employment or service with Fremont, and/or its subsidiary, and/or achievement of performance goals.

Transferability

Stock options granted under the Plan are transferable only as provided by the rules of the Compensation Committee, by the participant’s last will and testament, and by the applicable laws of descent and distribution. Restricted stock may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the applicable restrictions lapse.

Change in Control

Stock options and restricted stock awarded under the Plan will become exercisable and fully vested upon the occurrence of a “change in control,” as defined in the Plan.

Termination, Death, and Retirement

Subject to certain exceptions, the ability to exercise vested stock options will expire thirty days after the termination of a participant’s employment with Fremont or a subsidiary or affiliate or service as a non-employee director of Fremont. Except, in the case of involuntary termination or retirement, stock options will expire three months after termination or retirement of a participant’s employment or service (one year, in the case of death or disability). The Compensation Committee may accelerate or waive any service requirement upon the death or disability of an option holder. The Compensation Committee cannot accelerate or waive performance goals unless a change in control occurs as described more fully in the Plan. Restricted stock awards are generally subject to the same provisions with respect to the acceleration of vesting and performance goals as described above.

Administration of the Plan

The Plan will be administered by the Compensation Committee. The Compensation Committee will select the Fremont employees and non-employee directors who will receive awards, determine the number of shares covered thereby, and establish the terms, conditions, and other provisions of the grants. The Compensation Committee may interpret the Plan and establish, amend, and rescind any rules relating to the Plan.

Amendments

Subject to approval of the Board of Directors where required, the Compensation Committee may terminate, amend, or suspend the Plan, but no action may be taken by the Compensation Committee or the Board of Directors (except those described earlier in the Section entitled “Adjustments”) without the approval of the shareholders to:

•	materially increase the number of shares that may be issued under the Plan;

•	permit granting of stock options at less than fair market value;

•	permit the repricing of outstanding stock options;

•	permit the reload of exercised stock options; or

•	amend the maximum shares set forth that may be granted as stock options to any employee.

Tax Consequences

There are no tax consequences to the participant or to Fremont by reason of the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the shares’ fair market value on the exercise date over the exercise price. For participants who are employees of Fremont, Fremont is required to withhold, from regular wages, an amount based on the ordinary income recognized by the participant. Subject to the provisions of Code Section 162(m) with respect to grants to employees and satisfaction of tax reporting requirements, Fremont will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by a participant. Upon subsequent disposition of the shares acquired upon exercise of a nonqualified stock option, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the nonqualified stock option. Such gain or loss will be long-term or short-term, depending on whether the participant held the shares for more or less than one year.

Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. Compensation attributable to options when combined with all other types of compensation received by a covered employee from Fremont, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by the Compensation Committee comprised solely of “outside directors” and either: (i) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the shares on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as specified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the option is approved by shareholders.

Restricted stock awards are taxed under Code Section 83. Generally, no tax is due when the award is initially made, but an award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid on the value of the stock at ordinary rates when the restrictions lapse, and then at capital gain rates on post-exercise appreciation when the shares are sold. Fremont is required to withhold applicable taxes when an award to a participant who is an employee of Fremont becomes vested. Fremont will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Other Information

If the Plan is approved by the shareholders, Fremont anticipates that the shares subject to the Plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registration will be borne by Fremont.

As provided above, only employees of Fremont or its subsidiaries and non-employee directors of Fremont will be eligible to receive stock options or restricted stock under the Plan. This includes the executive officers listed in the Summary Compensation Table including under the section entitled “Executive Compensation” in this proxy statement.

Pursuant to Fremont’s bylaws, if a quorum is present, the vote of the majority of the shares present in person or represented by proxy is required to approve this matter. Broker non-votes will not constitute or be counted as “votes” cast for this matter, but will be counted for purposes of determining the presence of a quorum.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE STOCK-BASED COMPENSATION PLAN.

STOCK PERFORMANCE GRAPH

The following line graph compares (i) the cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, if any, assuming dividend reinvestment, divided by the initial share price, expressed as a percentage) on the Company’s Class A Common Stock, with (ii) with the cumulative total return of the NASDAQ STOCK MARKET and (iii) with the cumulative total return of an industry peer group (the “Peer Group”) for the period commencing on October 15, 2004, the closing date of the Company’s initial public offering, through December 31, 2004. The Peer Group is the CoreData Industry Group 432 comprised of approximately 125 property and casualty insurance companies.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Fremont is comprised of three independent Directors, Messrs. Hendon, Bradford and Johnson. The Board has determined their independence based on the Nasdaq definition of an independent director. The Audit Committee operates under a written charter adopted by the Board of Directors on September 21, 2004, attached hereto as Exhibit “B.” The Board of Directors has designated Mr. Jack G. Hendon as “audit committee financial expert” of the Audit Committee.

The Audit Committee has reviewed the audited financial statements of Fremont for the fiscal year ended December 31, 2004, and discussed them with management and Fremont’s independent accountants, PricewaterhouseCoopers, LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61.

The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1, and the Audit Committee has discussed the accountants’ independence from Fremont and management with the accountants. Furthermore, the Audit Committee has considered whether the fees paid by Fremont to PricewaterhouseCoopers, LLP and described below are compatible with maintaining PricewaterhouseCoopers, LLP’s independence from Fremont. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that Fremont’s audited financial statements for the fiscal year ended December 31, 2004, be included in Fremont’s Annual Report on Form 10-K for that fiscal year for filing with the Securities and Exchange Commission.

This report is submitted on behalf of the members of the Audit Committee:

/s/ Jack G. Hendon, Chairman

/s/ Donald E. Bradford

/s/ William L. Johnson

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers, LLP has audited Fremont’s financial statements for the fiscal year ended December 31, 2004, and the report on such financial statements appears in the Annual Report to Shareholders. The Audit Committee has not yet selected the independent public accountant to perform the audit and examination of the consolidated financial statements of Fremont for the year ending December 31, 2005. The Audit Committee intends to seek competitive proposals for audit services from a group of independent public accounting firms, including PricewaterhouseCoopers, LLP. The Company plans to continue to retain PricewaterhouseCoopers, LLP as its independent public accountant while the bid process is underway. The bid proposals will be requested during the second quarter of 2005 and could result in a change in the independent public accountant for the Company for 2005.

Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

Audit Fees of Independent Auditors

The following table sets forth the aggregate fees billed to Fremont and its subsidiary for the fiscal years ended December 31, 2004, and December 31, 2003, by PricewaterhouseCoopers, LLP.

December 31, 2004
Audit Fees	$186,000
Audit-Related Fees	293,000
Tax Fees	10,000

Total Fees	$489,000

December 31, 2003
Audit Fees	$109,000
Audit-Related Fees	125,000
Tax Fees	11,000

Total Fees	$245,000

Audit fees included the audit of Fremont’s annual financial statements, reviews of Fremont’s quarterly financial statements, statutory and regulatory audits, consents and other services related to SEC matters. Audit related fees include accounting consultations related to benefit plan accruals and conversion of financial statements from the statutory method of accounting to GAAP and activities associated with registration of securities with the Securities and Exchange Commission (“SEC”). Tax fees included tax compliance services rendered in connection with federal, state and local income tax returns and transaction planning advice. The Audit Committee may, from time to time, grant pre-approval to those permissible non-audit services classified as “all other services” that it believes are routine and recurring services, and would not impair the independence of the auditor. A list of the SEC’s prohibited non-audit services is attached to the pre-approval policy. The SEC’s rule and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions. The pre-approval fee levels for all services to be provided by PricewaterhouseCoopers, LLP will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Auditors

The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent auditors in accordance with the pre-approval policies and procedures adopted by the Audit Committee at its September 21, 2004 meeting. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approved services include pre-approval of non-prohibited services for a limited dollar amount. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting. All services performed by PricewaterhouseCoopers, LLP in 2004 were pre-approved in accordance with the pre-approval policy.

CORPORATE GOVERNANCE DOCUMENTS

A copy of the Company’s Code of Ethics for Senior Financial Officers and the charters of the Company’s Audit Committee and Governance Committee are available on the Company’s website under Investor Information at www.fmic.com and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, Fremont Michigan InsuraCorp, Inc., 933 East Main Street, Fremont, Michigan 49412, by e-mail at: invrel@fmic.com or by calling Investor Relations at (231) 924-0300.

FINANCIAL INFORMATION

A copy of the Company’s Annual Report on Form 10-K, including financial statements and financial statement schedules, for the year ending December 31, 2004 is being mailed along with this proxy statement to all persons solicited.

The Company will provide without charge to each person solicited and all beneficial shareholders upon written request by any such person, a copy of the Company’s Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act for the Company’s most recent fiscal year. The request should be directed to Fremont Michigan InsuraCorp, Inc., 933 East Main Street, Fremont, Michigan 49412, Attention: Investor Relations.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

COMPLAINTS AND CONCERNS

Shareholders and other interested parties who desire to communicate directly with the Company’s independent, non-management directors should submit communications in writing addressed to Audit Committee Chairman, Fremont Michigan InsuraCorp, Inc., 933East Main Street, Fremont, Michigan 49412. Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with the Company’s Audit Committee in writing addressed to Audit Committee Chairman, Fremont Michigan InsuraCorp, Inc., 933East Main Street, Fremont, Michigan 49412.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any shareholder desiring to present a proposal to be considered at the 2006 Annual Meeting of Shareholders should submit the proposal in writing to: Chairman, Fremont Michigan InsuraCorp, Inc., 933 East Main Street, Fremont, Michigan 49412 no later than December 7, 2005.

By Order of the Board of Directors,

April 7, 2005	Corporate Secretary

EXHIBIT “A”

FREMONT MICHIGAN INSURACORP, INC.

STOCK-BASED COMPENSATION PLAN

November 18, 2003

1. PURPOSES

The general purposes of this Stock-Based Compensation Plan (the “Plan”) are to encourage employees and non-employee directors of and consultants to Fremont Michigan InsuraCorp, Inc. (the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company’s future success and prosperity, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders.

2. DEFINITIONS

“Affiliate” means any entity in which the Company directly or indirectly has a significant equity interest under generally accepted accounting principles and any other entity in which the Company has a significant direct or indirect equity interest as determined by the Committee. The term shall also include any entity which, with respect to the Company, satisfies the definitions of “parent corporation” or “subsidiary corporation” stated in Section 424 of the Code.

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

“Award Agreement” means a written agreement, contract, or other instrument or document evidencing an Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board acting as a whole, unless a committee of the Company’s directors is designated by the Board (and changed in the Board’s discretion at any time and from time to time) to administer the Plan and composed of not less than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, or, to the extent provided in Section 3 of the Plan, another director or group of directors to whom authority has been delegated pursuant to Section 3(m). The above, despite the fact that a Committee member shall fail to qualify under the above requirements, shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan.

“Disability” means, with respect to a given Participant at a given time, any medically determinable physical or mental impairment that the Committee, on the basis of competent, medical evidence, reasonably determines has rendered or will render the Participant permanently and totally disabled within the meaning of Section 422(c)(6) of the Code (or such successor section as is in effect at the time).

“Dividend Equivalent” means a right granted under Section 6(e) of the Plan.

“Effective Date” means the date on which the Fremont Mutual Insurance Company is converted from a Michigan mutual property and casualty insurance company to a Michigan stock property and casualty insurance company and the Company has closed its initial public offering of common stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means, with respect to a Share on a given date: (a) if the Shares are listed for trading on a national securities exchange (including, for this purpose, the National Market System (“NMS”) of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”)) on that date, the closing Share price on that exchange (or, if there is more then one, the principal such exchange), or, for the NMS, the last sale price, on the day immediately preceding the date as of which fair market value is being determined, or on the next preceding day on which Shares were there traded if no Shares were traded on the immediately preceding day; (b) if the Shares are not listed for trading on any securities exchange (including the NMS) on that date but are reported by NASDAQ, and market information concerning the Shares is published on a regular basis in The Wall Street Journal or The New York Times, the average of the daily bid and low asked prices of the Shares, as so published, on the day nearest preceding the date in question for which the prices were published; (c) if (a) is inapplicable and market information concerning the Shares is not regularly published as described in (b), the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day nearest preceding the date in question as reported by NASDAQ (or, if NASDAQ does not report prices for the Shares, another generally accepted reporting service); or (d) if none of the above are applicable, the fair market value of a Share as, of the date in question, determined by the Committee.

“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to buy Shares granted under Section 6(a) of the Plan.

“Other Stock-Based Award” means a right granted under Section 6(f) of the Plan.

“Participant” means an employee or non-employee director of or consultant to the Company or any Affiliate designated to be granted an Award under the Plan.

“Performance Award” means a right granted under Section 6(d) of the Plan.

“Restricted Period” means the period of time during which an Award of Restricted Stock or Restricted Stock Units is subject to transfer restrictions and potential forfeiture.

“Restricted Stock” means a Share granted under Section 6(c) of the Plan.

“Restricted Stock Unit” means a right granted under Section 6(c) of the Plan that is denominated in Shares.

“Rule 16b-3” means Securities and Exchange Commission Rule 16b-3 (or any successor rule or regulation), as applicable with respect to the Company at a given time.

“Section 16” means Section 16 of the Exchange Act and the rules and regulations implementing it, or any successor provision, rule, or regulation in effect at a given time.

“Section 16 Reporting Person” means a person who is a director or officer of the Company for purposes of Section 16.

“Shares” means shares of the Company’s common stock, no par value per share, or such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4 (b) of the Plan.

“Stock Appreciation Right” means a right granted under Section 6(b) of the Plan.

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3. ADMINISTRATION

The Committee shall administer the Plan. Subject to the terms and limitations stated in the Plan, and to applicable law, the Committee’s authority shall include without limitation the power to:

(a) designate Participants;

(b) determine the types of Awards to be granted and the times at which Awards will be granted;

(c) determine the number of Shares to be covered by Awards and any payments, rights, or other matters to be calculated in connection with them;

(d) determine the terms and conditions of Awards and amend the terms and conditions of outstanding Awards, including the acceleration of vesting of rights granted by Awards and the shortening of a Restricted Period;

(e) determine how, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other securities or property, or canceled, forfeited, or suspended;

(f) determine how, whether, to what extent, and under what circumstances cash, Shares, other Awards, other securities or property, or other amounts payable with respect to an Award shall be deferred, whether automatically or at the election of the holder or of the Committee;

(g) determine the methods and procedures for establishing the value of any property (including, without limitation, Shares or other securities) transferred, exchanged, given, or received with respect to the Plan or any Award;

(h) prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect to the Plan;

(i) interpret and administer the Plan, Award Agreements, Awards, and any contract, document, instrument, or agreement relating to it;

(j) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan;

(k) decide all questions and settle all controversies and disputes which may arise in connection with the Plan, Award Agreements, or Awards;

(l) delegate to one or more other directors of the Company (who need not be “non-employee directors” within the meaning of Rule 16b-3) the authority to designate and grant Awards to Eligible Participants, provided those Participants are not Section 16 Reporting Persons; and

(m) make any other determination and take any other action that the Committee deems necessary or desirable for the interpretation, application, or administration of the Plan, Award Agreements, or Awards.

All designations, determinations, interpretations, and other decisions with respect to the Plan, Award Agreements, or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding. To the extent that and for so long as the Committee may delegate to one or more other directors its authority to designate Participants and grant Awards as permitted by subsection (l) above, subsequent references in the Plan to the “Committee” shall be construed to include such other director or directors acting pursuant to the delegated authority.

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4. SHARES AVAILABLE FOR AWARDS

(a) Shares Available. Subject to adjustment as provided in Section 4(b):

(i) Initial Authorization. There shall be an amount of Shares equal to 5% of the Shares issued in the initial public stock offering of the Company initially available for issuance under the Plan.

(ii) Accounting for Awards. For purposes of this Section 4:

(A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by the Award, or to which the Award relates, shall be counted on the date of grant of the Award against the aggregate number of Shares available for granting Awards under the Plan, to the extent determinable on that date, and, as long as the number of Shares is not then determinable, under procedures adopted by the Committee consistent with the purposes of the Plan; and

(B) Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; PROVIDED, HOWEVER, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or restricted stock awards or stock options granted under any other plan of the Company may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

(iii) Sources of Shares Deliverable under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Shares or of Shares reacquired by the Company, including but not limited to Shares purchased on the open market.

(b) Adjustments. Upon the occurrence after the Effective Date of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or extraordinary transaction or event which affects the Shares, then the Committee shall have the authority to make the adjustment, if any, in such manner as it deems appropriate, in (i) the number and type of Shares (or other securities or property) which may be made the subject of Awards, (ii) outstanding Awards, including, without limitation, the number and type of Shares (or other securities or property) subject to them, and (iii) the grant, purchase, or exercise price with respect to outstanding Awards, and, if deemed appropriate, make provision for cash payments to the holders of outstanding Awards; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

5. ELIGIBILITY

(a) Any employee or non-employee director of or consultant rendering services to the Company or any Affiliate, including any officer or officer-director of the Company or any Affiliate, as may be selected from time to time by the Committee or by the directors to whom authority may be delegated pursuant to Section 3(m) of this Plan, is eligible to be designated a Participant with respect to any Award, except that an Other Stock-Based Award may not be granted to a Section 16 Reporting Person.

(b) Any Participant may decline to participate in the Plan by providing written notice of the declination to the Committee within 120 days after receiving notice of an award granted under the Plan.

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6. AWARDS

(a) Options. The Committee is authorized to grant Options to eligible Participants.

(i) Committee Determinations. Subject to the terms and limitations of the Plan, the Committee shall determine:

(A) the number of shares subject to each Option and the exercise price per Share;

(B) the term of each Option; and

(C) the time or times at which an Option may be exercised, in whole or in part, and the method or methods by which and the form or forms (including, without limitation, cash, Shares, other Awards, or other property, or any combination of them, having a fair market value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect to it may be made or deemed to have been made.

The Committee may impose such additional or other conditions or restrictions on any Option as it deems appropriate and as are not inconsistent with the terms of the Plan.

(ii) Other Terms. Unless otherwise determined by the Committee:

(A) A Participant electing to exercise an Option shall give written notice to the Company, as may be specified by the Committee, of exercise of the Option and the number of Shares elected for exercise, such notice to be accompanied by such instruments or documents as may be required by the Committee, and shall tender the aggregate exercise price of the Shares elected for exercise.

(B) At the time of exercise of an Option, payment in full in cash shall be made for all Shares then being purchased.

(C) If the employment, directorship or consulting arrangement of a Participant terminates for any reason (including termination by reason of the fact that an entity is no longer an Affiliate) other than the Participant’s death or Disability, the Participant may afterwards exercise the Option as provided below, except that the Committee may terminate the unexercised portion of the Option concurrently with or at any time following termination of the employment or consulting arrangement (including termination of employment upon a change of status from employee to consultant) if it shall determine that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate. If the termination is voluntary on the part of the Participant (other than by reason of retirement of an employee-Participant on or after normal retirement date), the Option may be exercised only within thirty days after the date of termination. If the termination is involuntary on the part of the Participant, if an employee-Participant retires on or after normal retirement date, the Option may be exercised within three months after the date of termination or retirement. For purposes of this subsection (C), a Participant’s employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) by virtue of a change of status from employee to consultant or from consultant to employee, except as provided above.

(D) If a Participant dies or becomes subject to a Disability at a time when entitled to exercise an Option, then the Option shall be fully vested and may be exercised in full or in part, as determined by the Participant’s personal representative, at any time or times within one year after death or the date of termination due to a Disability. The Company may decline to deliver Shares to a designated beneficiary until it receives indemnity against claims of third parties satisfactory to the Company. Except as so exercised, the Option shall expire at the end of that period.

(E) An Option may be exercised only if and to the extent the Option was exercisable at the date of termination of employment, directorship or the consulting arrangement, and an Option may not be exercised at any time when the Option would not have been exercisable had the Participant’s employment, directorship or consulting arrangement continued.

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(iii) Restoration Options. At the time of grant of an Option (for purposes of this subsection, an “original Option”) that is not itself a Restoration Option (as defined below), or at the time a Restoration Option arises, or at any other time while the grantee continues to be eligible for Awards and the original Option or a Restoration Option (either, a “predecessor Option”) is outstanding, the Committee may provide that the predecessor Option shall carry with it a right to receive an Option (for purposes of this subsection, a “Restoration Option”) if, while still eligible to be granted an Option, the grantee exercises the predecessor Option (or a portion of it) and pays some or all of the applicable exercise price in Shares that have been owned by the grantee for at least six months prior to exercise. In addition to being subject to any other terms and conditions (including additional limitations on exercisability) that the Committee deems appropriate, and except to the extent the Committee otherwise provides with respect to a given Restoration Option, each Restoration Option shall be subject to the following;

(A) the number of Shares subject to the Restoration Option shall be the lesser of: (x) the number of whole Shares delivered in exercise of the predecessor Option, or (y) the number of Shares available for grant under the Plan at the time the Restoration Option arises;

(B) the Restoration Option automatically shall arise and be granted (if ever) at the time of payment of the exercise price in respect of the predecessor Option;

(C) the per Share exercise price of the Restoration Option shall be the Fair Market Value of a Share on the date the Restoration Option arises;

(D) the expiration date of the Restoration Option shall be the same as that of the predecessor Option;

(E) the Restoration Option shall first become exercisable six months after it arises; and

(F) the Restoration Option shall be a Nonqualified Stock Option.

(b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to eligible Participants. Subject to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder of it of a right to receive, upon exercise of it, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to an Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the Committee shall determine the grant price, term, methods of exercise and settlement of the Stock Appreciation Right, the effect of termination of the Participant’s employment, directorship or consulting relationships, and any other terms of the Stock Appreciation Right the Committee deems appropriate. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units.

(i) Grants. The Committee is authorized to grant Awards of Restricted Stock to eligible Participants. The Award shall consist of Shares or Restricted Stock Units, which shall give the Participant the right to receive cash, Shares, other securities, other Awards, or other property, in each case subject to the termination of the Restricted Period for the Award determined by the Committee.

(ii) Restrictions. The Restricted Period determined by the Committee for Restricted Stock and Restricted Stock Units may differ among Participants, and any Restricted Period may have different expiration dates with respect to portions of Shares or Units covered by the same Award. During the applicable Restricted Period, Restricted Stock Units and Restricted Stock shall be nontransferable (except as provided in Section 6 (g) (v) of the Plan) and subject to forfeiture as provided in subsection (iv) of this Section 6 (c). Subject to the terms of the Plan, Awards of Restricted Stock and Restricted Stock Units also shall be subject to such other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination, at such time or times, in installments

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or otherwise, as the Committee may determine. Unless the Committee shall otherwise determine, any Shares or other securities distributed with respect to Restricted Stock or which a Participant is otherwise entitled to receive by reason of the Shares shall be subject to the restrictions contained in the above restrictions and the provisions of the Plan. Participants shall have all of the rights of a stockholder with respect to Shares of Restricted Stock.

(iii) Certificates. Any Shares granted as Restricted Stock shall be evidenced by certificates bearing such restrictive transfer legend as the Committee determines to be advisable in order to prevent impermissible transfer of the Shares prior to the end of the applicable Restricted Period, and the certificates shall be retained in the possession of the Company until the Shares no longer are subject to forfeiture. Each Award Agreement concerning an Award of Restricted Stock shall include the grantee’s consent to transfer to the Company of any forfeited Restricted Stock without the need for any further consent, direction, or other action by the grantee.

(iv) Forfeiture. Except as otherwise determined by the Committee:

(A) If the employment, directorship or consulting arrangement of a Participant terminates for any reason (including termination by reason of the fact that any entity is no longer an Affiliate), other than the Participant’s death or Disability or, in the case of an employee, retirement on or after normal retirement date, all Shares of Restricted Stock and all Restricted Stock Units that were awarded to the Participant which are still subject to restrictions shall upon such termination of employment, directorship or the consulting relationship be forfeited and (in the case of Restricted Stock) transferred back to the Company. For purposes of this subsection (A), a Participant’s employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) other than as provided in subsection (D) of this Section 6(c)(iv), by virtue of a change of status from employee to consultant or from consultant to employee.

(B) If a Participant ceases to be employed or retained by the Company or an Affiliate by reason of death or Disability, or if following retirement a Participant continues to have rights under an Award of Restricted Stock or Restricted Stock Units and then dies, the Award shall fully vest and no longer be subject to forfeiture.

(C) If an employee ceases to be employed by the Company or an Affiliate by reason of retirement on or after normal retirement date, the restrictions contained in the Award of Restricted Stock shall continue to lapse in the same manner as though employment had not terminated.

(D) However, notwithstanding the provisions of subsections (B) and (C) above, if a Participant continues to hold an Award of Restricted Stock or Restricted Stock Units following termination of his employment or consulting arrangement (including retirement and termination of employment upon a change of status from employee to consultant), the Restricted Stock or Restricted Stock Units which remain subject to restrictions shall nonetheless be forfeited, and (in the case of Restricted Stock) transferred back to the Company, if the Committee at any time later determines that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate.

(E) At the expiration of the Restricted Period as to Shares covered by an Award of Restricted Stock, or as to Restricted Stock Units to be settled in Shares, the Company shall deliver the Shares as to which the Restricted Period has expired, as follows:

(1) if an assignment to a trust has been made in accordance with Section 6(g)(v)(B)(2)(c), to the trust; or

(2) if the Restricted Period has expired by reason of death and a beneficiary has been designated in form approved by the Company, to the beneficiary so designated; or

(3) in all other cases, to the Participant or the legal representative of the Participant’s estate.

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(d) Performance Awards. The Committee is authorized to grant Performance Awards to eligible Participants. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance period, as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and the other terms and conditions of any Performance Award, including the effect upon the Award, of termination of the Participant’s employment, directorship or consulting relationships, shall be determined by the Committee.

(e) Dividend Equivalents. The Committee is authorized to grant to eligible Participants Awards under which the holders shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the term of the Plan, the Awards may have such terms and conditions as the Committee shall determine.

(f) Other Stock-Based Awards. The Committee is authorized to grant to eligible Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; PROVIDED, HOWEVER, that the grants may not be made to Section 16 Reporting Persons. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination of the above, as the Committee shall determine.

(g) General.

(i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with the awards granted under another plan of the Company or an Affiliate, may be granted either at the same time as or at a different time from the grant of the other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. The rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv) Limits on Transfer of Awards.

(A) Except as the Committee may otherwise determine, no Award or right under any Award may be sold, encumbered, pledged, alienated, attached, assigned, or otherwise transferred in any manner, and any attempt to do any of the above shall be void and unenforceable against the Company.

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(B) Despite the provisions of paragraph (A) above, except as provided in paragraph (C) below:

(1) An Option may be transferred:

(a) to a death beneficiary designated by the Participant in writing on a form approved by the Committee; or

(b) by will or the applicable laws of descent and distribution to the personal representative, executor or administrator of the Participant’s estate.

(2) A Participant may assign or transfer rights under an Award of Restricted Stock or Restricted Stock Units:

(a) to a death beneficiary designated by the Participant in writing on a form approved by the Committee;

(b) by will or the applicable laws of descent and distribution to the personal representative, executor or administrator of the Participant’s estate; or

(c) to a revocable grantor trust established by the Participant for the sole benefit of the Participant during the Participant’s life, and under the terms of which the Participant is and remains the sole trustee until death or physical or mental incapacity. The assignment shall be effected by a written instrument in form and content satisfactory to the Committee, and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing the trust. If in the judgment of the Committee the trust does not meet the criteria of a trust to which an assignment is permitted by the terms of it, or if, after assignment (whether because of amendment, by operation of law, or for any other reason) the trust no longer meets the criteria, the attempted assignment shall be void and may be disregarded by the Committee and the Company and all rights to the Awards shall revert to and remain solely in the Participant. Notwithstanding a qualified assignment, the Participant, and not the trust to which rights under an Award may be assigned, for the purpose of determining compensation arising by reason of the Award shall continue to be considered an employee, director or consultant, as the case may be, of the Company or an Affiliate but the trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of and delivered to the trust shall be conclusively considered issuance and delivery to the Participant.

(3) The Committee shall not permit Section 16 Reporting Persons to transfer or assign Awards except as and to the extent (if any) permitted under Rule 16b-3.

(C) The Committee, the Company, and its officers, agents, and employees may rely upon any beneficiary designation, assignment, or other instrument of transfer, copies of trust agreements, and any other documents delivered to any of them by or on behalf of a Participant, which they believe genuine, and any action taken by any of them in reliance shall be conclusive and binding upon the Participant, the personal representatives of the Participant’s estate, and all persons asserting a claim based on an Award to the Participant. The delivery by a Participant of a beneficiary designation, or an assignment of rights under an Award as permitted under it, shall constitute the Participant’s irrevocable undertaking to hold the Committee, the Company, and its officers, agents, and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or alleged to be based on an Award subject to a beneficiary designation or an assignment. In addition, the Company may decline to deliver Shares to a beneficiary until it receives indemnity against claims of third parties satisfactory to the Company.

(v) No Change in Control.

(A) Notwithstanding any of the provisions of this Plan or any Award Agreement, upon a Change in Control of the Company (as defined below) the vesting of all rights of Participants under outstanding Awards shall be accelerated and all restrictions shall terminate in order that Participants may fully

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realize the benefits intended to be made available under the Awards. The acceleration shall include, without limitation, the immediate exercisability in full of all Options and the termination of restrictions on Restricted Stock and Restricted Stock Units. Further, upon the Change in Control, in addition to the Committee’s authority described in Section 4(b), the Committee, as constituted, before the Change in Control, is authorized and has sole discretion, as to any Award, to take any one or more of the following actions: (i) cause any Award then outstanding to be assumed, or new rights substituted, by the acquiring or surviving entity or other person giving rise to the Change in Control; (ii) make such adjustment to any Award then outstanding as the Committee deems appropriate to reflect the Change in Control; and (iii) provide for the purchase of any Award, upon the Participant’s request, for an amount of cash equal to the amount that could have been attained upon the exercise of the Award or realization of the Participant’s rights had the Award been currently exercisable or payable.

(B) A Change in Control shall occur if, after the Effective Date:

(1) any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Exchange Act and applicable regulations), other than pursuant to a transaction or agreement previously approved by the Board (whether before, at, or after the Effective Date and including, but not limited to, a transaction or agreement contemplated by the Plan of Conversion pursuant to which Fremont Mutual Insurance Company is converted from a Michigan mutual property and casualty insurance company to a Michigan stock property and casualty insurance company), directly or indirectly purchases or otherwise becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of voting securities representing 30 percent or more of the combined voting power of all outstanding voting securities of the Company; or

(2) the stockholders of the Company approve (i) an agreement to merge or consolidate the Company in a transaction in which the Company is not the surviving entity, (ii) an agreement to sell or dispose of substantially all of the Company’s assets, or (iii) a plan to liquidate the Company, unless, in the case of an event described in (i), (ii), or (iii), the Board determines prior to the occurrence of the event that the effects described in Section 6(g)(v)(A) will not apply with respect to the event.

(vi) Cash Settlement. Aside from any provision of this Plan or of any Award Agreement to the contrary, any Award outstanding under it may at any time be canceled in the Committee’s sole discretion upon payment of the value of the Award to the holder of it in cash or in another Award under it, such value to be determined by the Committee in its sole discretion.

(vii) Certain Securities Law Considerations. The Company intends, as soon as possible after the Effective Time, to register with the Securities and Exchange Commission on Form S-8 the total number of Shares that may be acquired by Participants under the Plan. Awards granted under the Plan may not be exercised until the Form S-8 is filed and effective.

(viii) Award Agreements. Each Award shall be evidenced by an Award Agreement in such form as the Committee shall prescribe.

7. AMENDMENT, SUSPENSION, OR TERMINATION; CERTAIN OTHER MATTERS.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) Amendments, Suspension, or Termination. The Board may amend, suspend, or terminate the Plan or any portion of it at any time, with or without stockholder approval, and the Board or the Committee may amend any outstanding Award; provided, however, that (i) no Plan amendment shall be effective until approved by stockholders of the Company, insofar as stockholder approval is required in order for the Plan to continue to satisfy the conditions of Rule 16b-3 or any applicable requirements of a national securities exchange or the NMS, and (ii) without the consent of an affected Participant no amendment of the Plan or of any Award may impair the rights of the Participant under any outstanding Award.

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(b) Adjustments of Awards Upon The Occurrence of Certain Unusual or Nonrecurring Events. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) or a Change in Control as defined in Section 6(g)(v)) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that the adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to holders of outstanding Awards under the Plan.

(c) Correction of Defects, Omissions, And Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to effectuate the Plan.

8. MISCELLANEOUS

(a) No Rights to Awards. Subject only to the express requirements of the Plan, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan, and no Participant or other person shall have any claim to be granted any Award. The terms and conditions of Awards of the same type, and the determination of the Committee to grant a waiver or modification of the terms and conditions of any Award, need not be the same with respect to the Participant.

(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under the Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of the taxes.

(c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and the arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Award Agreement or another written agreement with the Participant.

(e) Governing Law. Except to the extent, if any, preempted by Federal law, the validity, construction, and effect of the Plan, any rules and regulations relating to the Plan established by the Committee, and any Award Agreement shall be determined in accordance with the laws of the State of Michigan.

(f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, the provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, the provision shall be stricken as to the jurisdiction, person or Award, and the remainder of the Plan and the Award shall remain in full force and effect.

(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, the right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

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(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether the fractional Shares or any rights shall be canceled, terminated, or otherwise eliminated.

(i) Stockholder Status. Neither the grantee of an Award, nor any other person to whom the Award or the grantee’s rights under it may pass, shall be, or have any right or privileges of, a holder of Shares in respect of any Shares issuable pursuant to or in settlement of the Award, unless and until certificates representing the Shares have been issued in the name of the grantee or other person.

(j) Headings. Headings are given to the Sections and Subsections of the Plan solely as a convenience to facilitate reference. The headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision of it.

9. EFFECTIVENESS AND DURATION

The adoption of the Plan shall be effective as of the Effective Date and shall continue in effect until terminated by the Board or the expiration of 10 years from the Effective Date, whichever occurs first.

Approved by the Board of Directors on November 18, 2003

FREMONT MICHIGAN INSURACORP, INC.

By:	/s/ RICHARD E. DUNNING
Richard E. Dunning Its President

By:	/s/ DONALD E. BRADFORD
Donald E. Bradford Its Secretary

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EXHIBIT “B”

AUDIT COMMITTEE CHARTER

FREMONT MICHIGAN INSURACORP, INC.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Fremont Michigan InsuraCorp, Inc. (the “Company”) on September 21, 2004.

Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements, the financial reporting process and the Company’s systems of internal control and financial controls, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and providing to the Company an attestation report on management’s assessment of the Company’s internal control over financial reporting for inclusion in the Company’s reports filed with the SEC. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

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Membership

The Committee shall consist of no fewer than three members of the Board. Each Committee member shall be financially literate as determined by the Board in its business judgment or must become financially literate within a reasonable period of time after his or her appointment to the Committee. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.”

Each Committee member shall satisfy the independence requirements of The NASDAQ Stock Market and Exchange Act Rule 10A-3(b)(1). No Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in the Company’s annual proxy statement.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

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Powers and Responsibilities

Interaction with the Independent Auditor

1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement and shall pre-approve each audit and non-audit service. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)	The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii)	The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

(iii)	The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv)	The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v)	The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company are compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4. Meetings with Management and the Independent Auditor.

(i)	The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

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(ii)	The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii)	The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5. Separate Meetings with the Independent Auditor.

(i)	The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii)	The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii)	The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7. Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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Other Powers and Responsibilities

8. The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

9. The Committee shall discuss with management and the independent auditor any related-party transactions brought to the Committee’s attention which could reasonably be expected to have a material impact on the Company’s financial statements.

10. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

11. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

12. The Committee shall request assurances from management and the independent auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

13. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

14. The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

15. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

16. The Committee shall oversee the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s code of conduct and programs to monitor compliance with such codes.

17. The Committee shall establish sub-committees of the Committee in its discretion and delegate such powers and authority as determined by the Committee.

18. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in each of the Company’s annual proxy statements.

19. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

20. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

21. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

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☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY

FREMONT MICHIGAN INSURACORP, INC.

Proxy for 2005 Annual Meeting of Shareholders to be held May 12, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREMONT

MICHIGAN INSURACORP, INC.

The undersigned shareholder(s) of FREMONT MICHIGAN INSURACORP, INC., a Michigan corporation, Fremont, Michigan, do(es) hereby appoint Richard E. Dunning and Donald E. Bradford, or either one of them my (our) attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of Fremont standing in my (our) name(s) on its books on March 28, 2005, at the Annual Meeting of its shareholders to be held at the Fremont City Library at 104 East Main Street, Fremont, Michigan 49412 on Thursday, May 12, 2005, at 10:00 a.m., or any adjournment(s) thereof, for the purpose of acting upon the proposals referred to on this proxy, and of acting in their discretion upon such other matters as may properly come before the meeting.

1. Election of three Class II Directors for Terms Expiring in 2008:

Class II Nominees: (01) Jack G. Hendon, (02) Donald VanSingel, (03) Harold I. Wiberg

☐ For	☐ Withheld	☐ For All Except

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2. Ratification and approval of the Fremont Michigan InsuraCorp, Inc. Stock-Based Compensation Plan

☐ For	☐ Against	☐ Abstain

3. In their discretion, vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING    ☐

IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1 AND ITEM 2.

Please be sure to sign and date this Proxy in the box below.

Date:

Shareholder sign above	Co-holder (if any) sign above

Fold, sign date and mail in postage paid envelope provided.

FREMONT MICHIGAN INSURACORP, INC.

Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated April 7, 2005.

This will ratify and confirm all that the attorney(s) may do or cause to be done by virtue hereof. The attorney(s) is (are) authorized to exercise all the power that I (we) would possess if present personally at the meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of shareholders of Fremont.

Please sign and return promptly in enclosed addressed envelope. Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.